Exhibit 31.2

CERTIFICATION OF PRINCIPAL FINANCIAL OFFICER
PURSUANT TO 18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO SECTION 302 OF
THE SARBANES-OXLEY ACT OF 2002

I, Brita O’Rear, certify that:

1. I have reviewed this Quarterly Report on Form 10-Q of Virgin Orbit Holdings, Inc.; and

2. Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report.

May 11, 2022	/s/ Brita O’Rear
Brita O’Rear
Chief Financial Officer
(Principal Financial Officer)